Exhibit 10.25.14

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

SUPPLEMENTAL AGREEMENT

AND

AMENDMENT NO. 13

TO

CAPACITY PURCHASE AGREEMENT

This Supplemental Agreement and Amendment No. 13 to Capacity Purchase Agreement (this “Amendment”) is dated as of May 26, 2021, between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “American”), and Republic Airways Inc., an Indiana corporation (together with its permitted successors and assigns, “Contractor”).

WHEREAS, on January 23, 2013 American entered into that certain Capacity Purchase Agreement with Contractor (as amended, modified and supplemented from time to time, the “Capacity Purchase Agreement”) to establish the terms by which Contractor will provide regional airline services utilizing certain Covered Aircraft on behalf of American;

WHEREAS, on February 28, 2013, American entered into that certain Amendment No. 1 to Capacity Purchase Agreement with Contractor;

WHEREAS, on September 2, 2016, American entered into that certain Amendment No. 2 to Capacity Purchase Agreement with Contractor (as such Amendment No. 2 was amended by that certain Letter Agreement dated as of October 11, 2016);

WHEREAS, on October 12, 2017, American entered into that certain Amendment No. 3 to Capacity Purchase Agreement with Contractor;

WHEREAS, on November 3, 2017, American entered into that certain Amendment No. 4 to Capacity Purchase Agreement with Contractor;

WHEREAS, on December 15, 2017, American entered into that certain Amendment No. 5 to Capacity Purchase Agreement with Contractor;

WHEREAS, on February 23, 2018 American entered into that certain Amendment No. 6 to Capacity Purchase Agreement with Contractor;

WHEREAS, on September 28, 2018 American entered into that certain Amendment No. 7 to Capacity Purchase Agreement with Contractor;

WHEREAS, on April 23, 2019, American entered into that certain Amendment No. 8 to Capacity Purchase Agreement with Contractor;

WHEREAS, December 16, 2019, American entered into that certain Amendment No. 9 to Capacity Purchase Agreement with Contractor;

WHEREAS, April 8, 2020, American entered into that certain Amendment No. 10 to Capacity Purchase Agreement with Contractor;

WHEREAS, June 22, 2020, American entered into that certain Amendment No. 11 to Capacity Purchase Agreement with Contractor;

WHEREAS, December 17, 2020, American entered into that certain Amendment No. 12 to Capacity Purchase Agreement with Contractor;

WHEREAS, it is in the best interests of the parties hereto to further amend the Capacity Purchase Agreement to reflect the agreements set forth herein; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following with respect to the Capacity Purchase Agreement:

1.	Definitions. Exhibit A of the Capacity Purchase Agreement (Definitions) is hereby amended by adding the following definition in the appropriate alphabetical order:

a.	“Amendment No. 13 Effective Date” shall mean May 26, 2021.

2.	Additional Agreements of the Parties. The Parties further agree to the following with respect to the Capacity Purchase Agreement:

a.	[***]

b.	[***]

c.	[***]

d.	As used in this Amendment:

i.	“Amendment 13 Period” shall mean the period from December 1, 2020 through September 30, 2021.

ii.	[***]

3.	This Amendment shall become effective as of the Amendment No. 13 Effective Date upon satisfaction of all of the following conditions precedent:

a.	Receipt by each Party of a copy of this Amendment, duly executed and delivered by American and Contractor.

b.	Contractor shall have obtained all consents and approvals required in connection with the execution, delivery and performance by Contractor of this Amendment.

4.

The Parties hereby acknowledge and represent to each other that after giving effect to the terms hereof, each representation and warranty of Contractor contained in the Capacity Purchase Agreement [***] is true and correct in all material respects on the Amendment No. 13 Effective Date.

5.

Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by American and Contractor. Each of American and Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of American or Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the “Capacity Purchase Agreement”, shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment.

6.

THIS AMENDMENT, THE CAPACITY PURCHASE AGREEMENT, THE OTHER RELATED AGREEMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH WHEN TAKEN TOGETHER REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, American and Contractor have executed this Amendment as of the Amendment No. 13 Effective Date.

AMERICAN AIRLINES, INC.

By:	/s/ Devon May
Name: Devon May
Title Senior Vice President, Finance &American Eagle

REPUBLIC AIRWAYS INC.

By:	/s/ Chad Pulley
Name: Chad Pulley
Title VP, General Counsel & Secretary

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